Recovery of Erroneously Awarded Compensation	12 Months Ended
Nov. 29, 2025
Restatement Determination Date:: 2025-11-29
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Clawbacks. Our compensation recovery policy generally requires the Compensation Committee to recoup incentive-based compensation from any current or former executive officer or key manager if the payment was predicated on achieving certain financial results that were subsequently the subject of a restatement of Company financial statements due to the material non-compliance with any financial reporting requirements. In such a case, the Compensation Committee will require the executive officer or key manager to reimburse the Company for all incentive-based compensation paid within the three-year period prior to the date that the Company is required to prepare the restatement to the extent that incentive-based compensation received exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts. Under our compensation recovery policy, the Compensation Committee may also recoup incentive-based compensation from any current or former executive officer or key manager if the Compensation Committee determines that the executive officer or key manager engaged in intentional misconduct in performing his or her duties. In such a case, the Compensation Committee may require the executive officer or key manager to reimburse the Company for all or a portion of any incentive-based compensation paid within any fiscal year during which the executive officer's or key manager's intentional misconduct occurred.